UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2016

MONSTER WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Boston Post Road, Building 15 Weston, Massachusetts	02493

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 461-8000
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 11, 2016, Monster Worldwide, Inc. (the “Company”) announced its results of operations for the quarter and twelve months ended December 31, 2015. A copy of the Company’s press release announcing its results of operations for the quarter and twelve months ended December 31, 2015 is attached hereto as Exhibit 99.1. A copy of the supplemental financial information issued by the Company in connection with the press release is attached hereto as Exhibit 99.2.
The information in this report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

99.1	Press Release of the Company Issued on February 11, 2016 Reporting the Company’s Results for the Quarter and Twelve Months Ended December 31, 2015.
99.2	Supplemental Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ MICHAEL B. MCGUINNESS
Name:	Michael B. McGuinness
Title:	Executive Vice President and Chief Financial Officer
Date: February 11, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company Issued on February 11, 2016 Reporting the Company’s Results for the Quarter and Twelve Months Ended December 31, 2015.

99.2	Supplemental Financial Information.